EXHIBIT 99.1


PRESS RELEASE                                               Silverstar Holdings

SILVERSTAR HOLDINGS - SSTR - ANNOUNCES FINANCIAL RESULTS FOR FIRST QUARTER ENDED SEPTEMBER 30, 2005
Tuesday November 15, 10:55 am ET

BOCA RATON, FL--(MARKET WIRE)--Nov 15, 2005 -- Silverstar Holdings, Ltd. (NasdaqSC:SSTR - News) today reported results of operations for the first quarter ended September 30, 2005, for the fiscal year 2006.

The Company reported revenues of $966 thousand for the first quarter of the fiscal year ending September 30, 2005, an increase of approximately $356 thousand or 58% from the $610 thousand from the same period of 2004.

The Company reported net loss from operations $(48,298) or $0.00 per share compared to net income of $125,283. Included in the net income was a non-cash foreign currency gain of $81,773 related to its South African assets.

The balance sheet shows $14.8 million in total assets as of September 30, 2005 and stockholder equity of $12.32 million.

Clive Kabatznik, Chief Executive Officer of Silverstar Holdings, stated: "We continue to source opportunities to enhance our portfolio of companies. Currently, our strategy focuses on acquiring controlling stakes in high quality game related media and marketing businesses with strong management teams that are positioned to use technology and Internet related platforms to fuel above average growth. Our investments targets must have an ability to contribute earnings per share through operating profit or capital appreciation and be accretive near team. We believe that operating in partnership with committed, incentivised, entrepreneurial management, who show the vision and ability to grow their businesses into industry or niche leaders, is the best way to add value to our investments.

"Although we are pleased with our progress, to date, we believe we have identified several opportunities that will add the critical mass necessary to enhance the overall performance of our portfolio, thus augmenting our long-term shareholder value."

About Silverstar Holdings

Silverstar Holdings Ltd. is a publicly traded company, focusing on acquiring controlling positions in high growth fee-based electronic game businesses that stand to benefit from the economies of scale generated by Internet and other technology related platforms. It currently owns Fantasy Sports, Inc., a dominant provider of fee based NASCAR related and other fantasy sports games, Strategy First Inc., a leading developer and worldwide publisher of entertainment software for the PC, as well as a stake in Magnolia Broadband, a fab-less semiconductor company and innovator of radio frequency (RF) solutions for the cellular industry. www.silverstarholdings.com
                   --------------------------

The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, regulatory approval processes, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed in the company's filings with the Securities and Exchange Commission.

SILVERSTAR HOLDINGS, LTD. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                       SEPTEMBER 30, 2005     JUNE 30, 2005
ASSETS
                                           -----------         -----------
Current Assets:
Cash and cash equivalents, includes
 restricted cash of $313,414 and $67,189
 respectively (see Note 8)                   4,740,414           4,870,486
Accounts receivable, net                        89,245              95,130
Current portion of long-term notes
 receivable                                    136,635             118,272
Prepaid expenses and other current assets      261,701             183,221
Option Contract                                192,512             359,171
                                           -----------         -----------
Total Current Assets                         5,420,507           5,626,280
                                           -----------         -----------

Property, Plant and Equipment, net             109,116             114,628
Investments in Non-Marketable Securities       843,566             843,566
Long-Term Notes Receivable                   3,317,885           3,135,763
Goodwill, net                                3,752,756           3,715,153
Intangible Assets, net                       1,266,675           1,241,701
Deferred Charges and Other Assets              101,872              23,374
                                           -----------         -----------
Total Assets                                14,812,377          14,700,465

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Line of credit                                 313,444              67,189
Current portion of long-term debt              231,463             220,845
Accounts payable                               377,065             395,383
Accrued expenses                               813,525             675,681
Deferred revenue                               387,697             629,248
                                           -----------         -----------
Total Current Liabilities                    2,123,194           1,988,346

Long-Term Debt                                  99,272             150,047
Obligation to Issue Common Stock               273,554             273,554
                                           -----------         -----------
Total Liabilities                            2,496,020           2,411,947

Commitments, Contingencies and Other
 Matters

Stockholders' Equity:
Preferred stock, $0.01 par value; 5,000,000 shares authorized; no shares issued and outstanding

Common stock, Class A, $0.01 par value,
 50,000,000 shares authorized; 8,233,324
 shares issued and outstanding                  82,333              82,333
Common stock, Class B, $0.01 par value;
 2,000,000 shares authorized; 835,260
 shares issued and outstanding                   8,353               8,353
Common stock, FSAH Class B $0.001 par
 value; 10,000,000 shares authorized;
 2,671,087 shares issued and outstanding           600                 600
Additional paid-in capital                  64,619,897          64,602,803
Accumulated deficit                        (52,459,465)        (52,411,167)
Accumulated comprehensive income                64,639               5,596
                                           -----------         -----------
Total stockholders' equity                  12,316,357          12,288,518
                                           -----------         -----------
Total liabilities and stockholders' equity  14,812,377          14,700,465

                SILVERSTAR HOLDINGS, LTD. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                           Three Months Ended September 30,
                                               2005                2004
                                           -----------         -----------
Revenues                                       966,437             610,335
                                           -----------         -----------
Operating Expenses:
Cost of sales                                  500,858             280,820
Selling, general and administrative            602,723             287,244
Amortization of intangible assets               34,418                 500
Depreciation                                     9,435               4,274
                                           -----------         -----------
Total operating expenses                     1,147,434             572,838
                                           -----------         -----------

Operating income (loss)                       (180,997)             37,497

Other Income                                    23,912             165,155
Foreign Currency Gains (Loss)                   33,237            (229,213)
Interest Income                                 84,114             157,404
Interest Expense                                (8,564)             (5,560)
                                           -----------         -----------
Income (loss) before income taxes              (48,298)            125,283

Provision for Income Taxes                        0.00                0.00
                                           -----------         -----------
Net Income (Loss)                              (48,298)            125,283

Income (Loss) Per Share

Basic and diluted                                 0.01                0.01

Weighted Average Common Stock Outstanding:
Basic                                        9,068,584           8,695,513
Diluted                                      9,068,584           8,754,270

Contact:

     Contact:
     Silverstar Holdings, Inc.
     Clive Kabatznik
     President and CEO
     (561) 479 0040

     Email Contact
     -------------

     Or

     Alliance Advisors, LLC
     Alan Sheinwald
     (914) 244-0062
     Email Contact
     -------------